UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 11, 2011
Date of Report (Date of earliest event reported)

CMSF CORP.
(Exact name of registrant as specified in its Charter)

Delaware	1-12312	95-3880130
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4070 West Lake Road
Canandaigua, NY 14424
(Address of principal executive offices) (Zip Code)

(888) 666-0767
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(b)               Reference is made to an information statement on Form 14f-1 filed by the Registrant with the Securities and Exchange Commission on August 29, 2011 and mailed on or about September 1, 2011 to stockholders of record as of August 11, 2011.

On September 11, 2011, the resignation of the following directors became effective:

Russell Cleveland
Stephen Crosson

and the election of the following directors became effective:

Stuart Sieger
Joshua Gottlieb
Alan Fein
Z. Eric Stephens

Information concerning the new directors is included in the aforementioned Information Statement on Form 14f-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2011	CMSF Corp.

By: /s/ David R. Smith
David R. Smith
CEO